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                        MFS(R) VARIABLE INSURANCE TRUSTSM

                          MFS(R) EMERGING GROWTH SERIES

                      Supplement to the Current Prospectus

The description of portfolio managers for the Emerging Growth Series (the series) is hereby restated as follows:

Toni Y. Shimura, Dale A. Dutile, John E. Lathrop, and David E. Sette-Ducati are the portfolio managers of the series. Ms. Shimura, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1987 and has been a portfolio manager of the series since November 1995. Messrs. Dutile and Lathrop, each a Senior Vice President of MFS, have been employed in the investment management area of the adviser since 1994. Mr. Sette-Ducati, also a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1995. Messrs. Dutile, Lathrop and Sette-Ducati each became a portfolio manager of the series effective March 1, 2001. John W. Ballen, President and Chief Investment Officer of MFS, has been a portfolio manager of the series since the series' inception in 1986 and will continue to provide oversight of this series.


                  The date of this Supplement is March 1, 2001.